UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 De Guigne Drive

Sunnyvale, California 94085

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

1130 Kifer Road

Sunnyvale, California 94086

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Calendar Year 2012 and Option Grants for Certain Executive Officers

On January 24, 2012, the Compensation Committee of the Board of Directors (the “Committee”) of TeleNav, Inc. (the “Company”) approved the calendar year 2012 compensation arrangements of and stock option grants to certain executive officers of the Company. The calendar year 2012 compensation arrangements for and stock option grants to such executive officers are as follows:

Name	Base Salary for Calendar Year 2012	Bonus Target for Calendar Year 2012	Number of Shares Subject to Stock Options Approved on January 24, 2012	Exercise Price per Share of Stock Options
HP Jin Chairman, Chief Executive Officer and President	$285,000	70%	—	—
Douglas Miller Chief Financial Officer	260,000	70	50,000	*
Y.C. Chao Vice President, Research and Development	220,000	60	30,000	*
Salman Dhanani Vice President, Products	220,000	60	30,000	*
Loren Hillberg General Counsel and Secretary	220,000	60	30,000	*
Robert Rennard Chief Technical Officer	240,000	60	10,000	*
Hassan Wahla Vice President, Business Development and Carrier Sales	220,000	60	30,000	*
Marc Aronson Senior Vice President of Engineering	325,000	50	10,000	*

*	The exercise price per share shall be the last sales price of the Company’s common stock on the NASDAQ Global Market on February 1, 2012.

The base salaries listed for the executive officers in the table above are effective as of January 1, 2012

The bonus targets specified for the executive officers in the table above are for use under the Company’s 2009 Bonus Plan, and the individual and corporate key performance indicators relating to the bonuses of the executive officers for calendar year 2012 have also been determined by the Committee. The Company’s Chief Executive Officer may make adjustments to the bonus targets of up to 15% of each bonus target pursuant to the terms of the 2009 Bonus Plan.

The shares subject to the stock options granted to the Company’s executive officers listed in the table above began to vest on February 1, 2012 (vesting commencement date) and will vest as to 1/4 of the shares subject to the stock option on the first anniversary of the vesting commencement date and as to 1/36 of the remaining shares each month thereafter on the same day of the month as the vesting commencement date, subject to the executive officer’s continuous status as a service provider. Each such stock option is granted under the Company’s 2009 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: January 30, 2012	By:	/s/ Douglas Miller
	Name:	Douglas Miller
	Title:	Chief Financial Officer